Ivy Funds

Supplement dated April 12, 2018 to the

Ivy Funds Prospectus

dated January 31, 2018

as supplemented February 6, 2018 and February 26, 2018

The following is inserted as a new paragraph for each Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section beginning on page 67:

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The following bullet point is inserted as a Non-Principal Risk for each Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section beginning on page 67:

∎	Securities Lending Risk

The following is inserted immediately following the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Sector Risk” section on page 100:

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Supplement	Prospectus	1